UNIFIED SERIES TRUST

GJMB Growth Fund

Supplement to the Prospectus

Dated May 1, 2007

The Fund’s advisor has changed its name to Gamble Jones Investment Counsel. All references to the advisor in the Prospectus are hereby updated accordingly.

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This Supplement, and the Prospectus dated May 1, 2007, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated May 1, 2007, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 912-4562.

Supplement effective February 4, 2008

GJMB Growth Fund

Supplement to the Statement of Additional Information

Dated May 1, 2007

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Investment Advisor:

The Fund’s advisor has changed its name to Gamble Jones Investment Counsel. All references to the advisor in the Prospectus are hereby updated accordingly.

Trustees and Officers of the Funds:

The following information supplements the information found under the heading “Trustees and Officers”, beginning on page 7 of the Statement of Additional Information:

Effective December 1, 2007, Nancy V. Kelly is a Trustee of the Unified Series Trust (the “Trust”). Ms. Kelly (Age 52) has been an Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001. Ms. Kelly is deemed an interested Trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor. As an interested Trustee, Ms. Kelly receives no compensation from any of the Funds. As of December 31, 2007, she did not own any shares of the Fund.

Supplement effective February 4, 2008